UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 29, 2003
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 75-1872487
          Delaware                     000-24956               (IRS Employer
(State or Other Jurisdiction    (Commission File Number)     Identification No.)
        of Incorporation)


                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)

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Item 9. REGULATION FD DISCLOSURE

     On August 29, 2003, Associated Materials Incorporated issued a press release announcing the completion of the acquisition of all of the issued and outstanding shares of capital stock of Gentek Holdings, Inc. ("Gentek Holdings"). A copy of the press release is attached hereto as Exhibit 99.1. This
Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Report to the extent described in Item 9.

Exhibit
Number            Description of Document
-------           -----------------------

99.1              Press Release, dated August 29, 2003.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSOCIATED MATERIALS INCORPORATED


DATE:  August 29, 2003                 By:  /s/ D. Keith LaVanway
                                          ------------------------------------
                                           D. Keith LaVanway
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Secretary


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